EXHIBIT 99.1

FOURTH AMENDMENT TO AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 4, 2009, and is entered into by and among SPORT CHALET, INC., a Delaware corporation (the “Borrower”), SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company, SPORT CHALET TEAM SALES, INC., a California corporation  and together with the Borrower, the “Obligated Parties”, and each individually, an “Obligated Party”), the financial institutions that are now or that hereafter become a party to the Loan Agreement (as defined below) (collectively, the “Lenders”, and each individually a “Lender”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Agent”).

RECITALS

WHEREAS, the Lenders, the Agent, and Obligated Parties have entered into that certain Amended and Restated Loan and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of June 20, 2008.

WHEREAS, to provide additional liquidity to the Borrower, the Borrower has requested until October 1, 2010,  a temporary advance facility in an aggregate amount of up to $10,000,000 (the “Special Advance Facility”) to be provided by the Lenders as more particularly set forth herein.

WHEREAS, the Lenders and the Agent have agreed to provide the Special Advance Facility but only on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions.  Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Loan Agreement, as amended hereby.

Section 1.2            New Definitions.  The following definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order to read in their entirety as follows:

"Amortization Schedule" means the "Amortization Schedule" as defined in the Fourth Amendment.

"Fourth Amendment" means that certain Fourth Amendment to Loan and Security Agreement by and among the Agent, the Lenders, and the Borrower, dated as of the Fourth Amendment Date.

"Fourth Amendment Date" means May 4, 2009.

"Special Advances" means the Loans made under the Special Advance Facility.

"Special Advance Facility" means the "Special Advance Facility" as defined in the Fourth Amendment.

“Special Advance Termination Date” means October 1, 2010.

Section 1.3            Amended and Restated Definitions.  The definition of "Seasonal Revolver Limit" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

"Seasonal Revolver Limit" means the lesser of (a) the Revolver Commitments or (b) (i) on any date of determination from January 1 of each year through August 31 of each year, $45,000,000 plus the amount from time to time of the Special Advance Facility as defined in the Fourth Amendment, and (ii) on any date of determination from September 1 of each year through December 31 of each year, $70,000,000 plus the amount from time to time of the Special Advance Facility but in no event to exceed $75,000,000.

ARTICLE II

SPECIAL ADVANCE FACILITY

Section 2.1            Special Advance Facility.  Subject to the terms and conditions herein, the Lenders agree to provide the Borrower with the Special Advance Facility. Loans under the Special Advance Facility shall be Revolver Loans and otherwise subject to Section 2.1 of the Loan Agreement, except as expressly set forth in this Amendment.

Section 2.2           Exhibit E.                                Exhibit E to the Loan Agreement is hereby modified by substituting $75,000,000 for $70,000,000 so long as the Special Advance Facility is in effect. Upon the Special Advance Facility being terminated, the dollar amount of $70,000,000 shall be reinstated in Exhibit E.

Section 2.3            Special Advance Facility Termination.  The Special Advance Facility will be made available to the Borrower from the Fourth Amendment Date until the earlier of (a) the Special Advance Termination Date or (b) termination of the Special Advance Facility in the sole discretion of the Agent at any time upon the occurrence and during the continuance of an Event of Default. Upon the Special Advance Facility being terminated in accordance with this Section 2.3, the Lenders shall have no further obligation to make any additional Special Advances and the outstanding Special Advances, together with unpaid interest accrued thereon, shall be immediately due and payable without further notice or demand. The Special Advances constitute Obligations and are secured by all of the Collateral.  Borrower and the other Obligated Parties agree that notwithstanding Section 13.2 of the Loan Agreement or otherwise, Agent and Lenders may participate the Special Advance Facility to any institution, whether or not it is a financial institution.

Section 2.4            One Month Reserve of Accrued Interest.  Without limiting the Availability Reserves, so long as the Special Advance Facility is outstanding or any Special Advances are unpaid, Agent shall impose a reserve in respect of one month of accrued interest and fees payable on the Special Advance Facility, as determined by Agent.

Section 2.5             Repayment of the Special Advance Facility.

(a)           The Special Advance Facility shall initially be $10,000,000.  Corresponding to the dates indicated, the Special Advance Facility shall automatically be reduced to the dollar amounts set forth in the following table (the "Amortization Schedule"):

July 1, 2010	$7,500,000
August 1, 2010	$5,000,000
September 1, 2010	$2,500,000
October 1, 2010	$0

(b)           So long as no Overadvance shall exist, Borrower irrevocably instructs the Agent to charge as a Revolving Loan, on each date set forth in Section 2.5(a) and, to the extent necessary, on each subsequent Business Day, an amount (not to exceed, except in the sole discretion of the Agent, 90% of the Availability existing on such day) to reduce the outstanding Special Advances to meet the Amortization Schedule.

(c)           Borrower may prepay and reduce without penalty, in whole or in part, the Special Advance Facility.

(d)           Except in the discretion of the Agent and except as provided in Sections 2.5(b) and (c), all proceeds of Collateral received by the Agent shall be first applied to Obligations, other than the Special Advance Facility, until such Obligations are paid in full.  Any remaining proceeds shall be applied to the outstanding Special Advances. Borrower agrees that no Loans will be made under the Special Advance Facility until all Availability, other than the Special Advance Facility, has been fully utilized.

ACKNOWLEDGEMENTS

Section 2.6             Acknowledgements by Obligated Parties.  As a material inducement to the Agent and the Lenders to enter into this Amendment, each of the Obligated Parties hereby acknowledges, confirms, represents, warrants, and agrees that:

(a)           Recitals True.  Each of the Recitals set forth above is true and correct.

(b)           Acknowledgment of Liens and Obligations.  The Borrower is indebted to the Agent and the Lenders pursuant to the Loan Agreement and all of the Obligations are owing by the Borrower to the Agent and the Lenders without offset, defense, or counterclaim of any kind, nature, or description whatsoever) and the Agent has and will continue to have valid, enforceable, and perfected first-priority liens upon, and security interests in, all of the Collateral as security for the Obligations.

(c)           Binding Effect of Documents. (i) Each Loan Document to which any Obligated Party is a party has been duly executed and delivered to the Agent and the Lenders by such Obligated Party, and each such Loan Document is and will remain in full force and effect as of the date of this Amendment (and after giving effect hereto); (ii) the agreements and obligations of the Obligated Parties contained in the Loan Documents and in this Amendment constitute the legal, valid, and binding obligations of such Obligated Parties, enforceable against such Obligated Parties in accordance with their respective terms; and no Obligated Party has any valid defense to the enforcement of the Obligations; and (iii) the Agent and the Lenders are and will be entitled to the rights, remedies, and benefits provided for hereunder and under the Loan Documents and applicable law.

(d)           No New Defaults. Other than the Existing Defaults and the Potential Defaults, no Default or Event of Default has occurred.

(e)           Power and Authority. Such Obligated Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and under the Loan Agreement as amended by this Amendment.

(f)           Authorization of Agreements. The execution and delivery of this Amendment by such Obligated Party and the performance by the Obligated Parties of the Loan Agreement as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by such Obligated Party.

(g)           Representations and Warranties in the Loan Agreement.  Each Obligated Party confirms that, as of the date hereof, the representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects as set forth in the Loan Agreement or such other Loan Document, and except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it is true and correct as of such specific date.

The acknowledgements, confirmations, representations, warranties, and agreements made by the Obligated Parties above will survive the execution and delivery hereof.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.1             Conditions Precedent.  This Amendment shall not be binding upon the Lenders and the Agent until each of the following conditions precedent has been satisfied in form and substance satisfactory to the Agent and Agent has informed Borrower in writing that such conditions precedent have either been satisfied or waived by Agent.

(a)           The Obligated Parties shall have delivered to the Agent an executed counterpart of this Amendment; and

(b)           All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.

ARTICLE IV

MISCELLANEOUS

Section 4.1              Loan Documents Unmodified.  Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment.  Subject to the terms of this Amendment, any Lien and/or security interest granted to the Lenders in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” or “Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

Section 4.2              Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Obligated Parties, the Lenders, the Agent, and their respective successors and permitted assigns.

Section 4.3              Counterparts.  This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or electronic mail, and shall have the same force and effect as manually signed originals.  The Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness of any facsimile or electronically delivered signature.

Section 4.4                Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

Section 4.5                Expenses of the Lenders and the Agent.  Without limiting the terms and conditions of the Loan Documents, the Obligated Parties agree to pay on demand:  (a) all costs and expenses incurred by the Lenders and the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Lenders’ or the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Lenders or the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Lenders’ or Agent’s legal counsel.

Section 4.6               Choice of Law; Jury Trial Waiver; Etc.  This Amendment shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).  To the fullest extent not prohibited by Applicable Law, each of the parties hereto waives its right to a trial by jury, if any, in any action to enforce, defend, interpret, or otherwise concerning this Amendment.  Without limiting the applicability of any other provision of this Amendment, the terms of Sections 14.15 and 14.16 of the Loan Agreement shall apply to this Amendment.

Section 4.7              Total Agreement.  This Amendment, the Loan Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

Section 4.8              Acknowledgements and Release.  The Obligated Parties hereby acknowledge that:  (a) they have no defenses, claims or set-offs to the enforcement of the Obligations on the date hereof; (b) to their knowledge, the Lenders and the Agent have fully performed all undertakings and obligations owed to the Obligated Parties as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, the Lenders and the Agent do not waive, diminish or limit any term or condition contained in the Loan Agreement or any of the other Loan Documents.

THE OBLIGATED PARTIES HEREBY IRREVOCABLY RELEASE AND FOREVER DISCHARGE EACH “INDEMNITEE” (AS DEFINED IN THE LOAN AGREEMENT) (EACH INDEMNITEE, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT THE OBLIGATED PARTIES MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY INDEMNITEE THAT BOTH (I) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND (II) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR AGENT’S ADMINISTRATION OF AND ACTIONS UNDER THE LOAN AGREEMENT OF ANY OTHER LOAN DOCUMENT (EACH, A “RELEASED CLAIM”).

THE OBLIGATED PARTIES INTEND THE ABOVE RELEASE OF RELEASED CLAIMS TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE OBLIGATED PARTIES ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH RELEASED CLAIMS, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS AS A RELEASE OF RELEASED CLAIMS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

Without limiting the restrictions on the Obligated Parties to sell or assign any rights under the Loan Agreement and the other Loan Documents, the Obligated Parties represent and warrant that they have not heretofore sold, assigned, transferred, pledged hypothecated or purported to have sold, assigned, transferred, pledged or hypothecated any Released Claim.  The Obligated Parties further represent and warrant that Obligated Parties are the sole Obligated Parties under the Loan Agreement and the other Loan Documents and are the sole owner and holder of all Released Claims.

Section 4.9             Representation by Counsel.  The Obligated Parties represent and warrant that they have been represented by independent counsel throughout their negotiation, review and execution of this amendment.

Section 4.10           Jointly Drafted Agreement.  This Amendment shall be construed as though each of Agent, the Lenders and the Obligated Parties participated equally in its drafting and, it shall be interpreted, wherever possible, to make it valid and effective.  If any part of this Amendment is determined to be invalid, unenforceable or prohibited, only that part should be affected and the rest shall be enforced as written here.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

SPORT CHALET, INC.,
a Delaware corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Executive Vice President-Finance, Chief Financial Officer and Secretary

SPORT CHALET VALUE SERVICES, LLC,
a Virginia limited liability company

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Manager

SPORT CHALET TEAM SALES, INC.,
a California corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Secretary and CFO

BANK OF AMERICA, N.A.

By:	/s/ Stephen King
Name:	Stephen King
Title:	Senior Vice President